UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2017

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55188 (Commission File Number)	46-1406086 (I.R.S. Employer Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Benefit Street Partners Realty Trust, Inc.’s (the “Company”) 2017 annual meeting of stockholders (the “Annual Meeting”) was initially called to order on May 31, 2017.

At the May 31, 2017 meeting, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2017, the Company’s stockholders approved Proposals Nos. 1 and 2 and the Company subsequently adjourned the Annual Meeting with respect to Proposals Nos. 3 through 9 to permit stockholders of record as of March 27, 2017 additional time to consider Proposals Nos. 3 through 9, and to enable the Company’s proxy solicitor, Broadridge Investor Communications Solutions, Inc., more time to solicit stockholder votes. The Annual Meeting was reconvened on June 21, 2017, July 10, 2017 and July 25, 2017.

At the reconvened Annual Meeting held on July 25, 2017, there were present, in person or by proxy, stockholders holding an aggregate of 20,491,999 shares of the Company’s common stock, out of a total number of 31,663,825 shares of the Company’s common stock issued and outstanding and entitled to vote at the reconvened Annual Meeting.

Proposals Nos. 3 through 9

At the reconvened Annual Meeting held on July 25, 2017, stockholders were asked to consider and act upon the following proposals, each of which received the affirmative vote of at least a majority of all the votes entitled to be cast on the proposal to be adopted:

•	Proposal No. 3: To amend the Company’s charter to remove or revise certain provisions regarding the Company’s stock and stockholder voting rights;

•	Proposal No. 4: To amend the Company’s charter to remove or revise certain provisions regarding stockholder information rights;

•	Proposal No. 5: To amend the Company’s charter remove or revise certain provisions regarding the composition of the Company’s Board of Directors;

•	Proposal No. 6: To amend the Company’s charter to remove or revise certain provisions regarding the conduct of the Company’s Board of Directors;

•	Proposal No. 7: To amend the Company’s charter to remove or revise certain provisions regarding the conduct of Company business;

•	Proposal No. 8: To amend the Company’s charter to remove or revise provisions relating to the terms of the Advisory Agreement; and

•	Proposal No. 9: To amend the Company’s charter to remove or revise other provisions relating to the Company’s advisor and its affiliates.

The full results of the votes for, votes against, abstentions and broker non-votes relating to Proposals Nos. 3 through 9 are set forth below:

Proposal	Votes For	Votes Against	Abstain	Broker Non-Votes
Proposal No. 3	16,008,821	2,284,962	2,198,216	*
Proposal No. 4	15,873,949	2,469,754	2,148,296	*
Proposal No. 5	16,358,227	1,994,278	2,139,494	*
Proposal No. 6	16,338,376	2,015,936	2,137,687	*
Proposal No. 7	16,330,497	2,054,294	2,107,208	*
Proposal No. 8	16,399,429	1,926,774	2,165,796	*
Proposal No. 9	16,298,149	1,972,864	2,220,986	*

* No broker non-votes were recorded in connection with Proposals Nos. 3 through 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: July 26, 2017